SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

DRYCLEAN USA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 29, 2008, the Steiner family, the principal stockholders of the Company, advised the Company that it had withdrawn its December 23, 2008 proposal (the “Proposal”) to acquire the 43% of the Company’s outstanding Common Stock not owned by them.

A copy of the press release announcing that the Steiner Family had withdrawn the Proposal is attached as Exhibit 99.2 to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:
99.1	The Company’s press release dated December 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRYCLEAN USA, Inc.
Date: December 29, 2008	By: /s/ Michael S. Steiner Michael S. Steiner President

EXHIBIT INDEX

Exhibit No.	Description

99.1	The Company’s press release dated December 29, 2008.

3